UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Annual Report **October 31, 2013**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

Dear Shareholder:

From the Congressional standoff over the “fiscal cliff” at the end of 2012, to the geopolitical issues in Egypt and Syria, to the government shut down in October, there was no shortage of potentially dangerous headwinds for the equity markets in the latest fiscal year. And if the aforementioned was not enough to unsettle investors, the U.S. Treasury market experienced a huge sell off in the second half of the year as the yield on the ten year U.S. Treasury climbed from 1.2% in May all the way to 2.6% in late September. While each of these events briefly caught the market’s attention, investors, for now, are clearly focusing on the positives in the market: strong corporate profits, modest economic growth and extremely accommodative monetary policy, both in the U.S. and in other developed countries. As a result, the U.S. equity market (as measured by the S&P 500 Index) staged an impressive gain of 27.2% for the fiscal year. Even more impressive was the 36.3% advance of small cap stocks (as measured by the Russell 2000® Index) which was led by the 39.8% gain of the growth stock sub index, the Russell 2000® Growth Index. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) had a good fiscal year, advancing 36.3% versus the 32.8% increase for its primary benchmark, the Russell 2000® Value Index (the “Benchmark”).

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year
	Nov. 1, 2012- Jan. 31, 2013	Feb. 1, 2013- Apr. 30, 2013	May 1, 2013- Jul. 31, 2013	Aug. 1, 2013- Oct. 31, 2013	Nov. 1, 2012- Oct. 31, 2013
ICM Small Co. Portfolio*	11.70%	3.41%	11.02%	6.30%	36.32%
Russell 2000® Value Index	10.76%	5.25%	9.16%	4.38%	32.83%
Russell 2000® Index	10.63%	5.38%	10.71%	5.59%	36.28%
Russell 2000® Growth Index	10.49%	5.52%	12.32%	6.78%	39.84%
S&P 500 Index	6.75%	7.18%	6.10%	4.75%	27.18%

Portfolio’s Average Annual Total Returns
1 Year End 10/31/13	5 years End 10/31/13	10 years End 10/31/13	Since Inception - 4/19/89 Thru 10/31/13*
36.32%	16.97%	9.68%	12.97%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.93%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent moth end, please call 1-866-234-5426 or visit our website at www.icomd.com. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index .

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The second half of the fiscal year saw the reversal of two themes that have been driving relative performance within the small cap universe — and creating a significant headwind for the Fund — over the previous twelve months. First, as interest rates continued to rise, investors moved money out of yield-oriented stock sectors like Real Estate Investment Trusts (“REITs”) and Utilities. Combined, these two sectors represent 19% of the Russell 2000® Value Index as of October 31, 2013, and each lagged badly during the fiscal year, advancing “just” 16.5% and 14.8% respectively. The Fund’s substantial underweighting of these two sectors (8.4% combined) was an important contributor to relative performance. Stock picking was also strong in both sectors for the year. In particular, the Portfolio’s REIT holdings outperformed the benchmark peers 26.8% versus 16.5%, respectively. With the Federal Reserve’s decision to delay the tapering of its bond buying program, it is possible that these sectors could rebound in the short term, but it is only a matter of time before rates renew their ascent to more normal levels. Accordingly, absent a significant improvement in valuation, we are unlikely to commit significant new capital to this area of the market in the near future.

Investor’s preference for stocks with purely domestic businesses, such as housing and automobile sales, over those with more global businesses also reversed during the second half of the fiscal year. While U.S. economic indicators still point to sluggish growth, recent data have begun to show a stabilization of negative trends in a number of important foreign economies including China, Japan and even Europe, which managed economic growth (albeit modest) for the first time in a number of quarters. As a result, market sectors with a higher level of foreign sales such as Technology, Producer Durables, and Materials & Processing all outperformed.

In addition to being overweight in the more globally oriented areas of the market, the Portfolio also benefited from excellent individual stock performance in most sectors. In the Technology sector, Methode Electronics was a standout performer, rising 157.7% during the fiscal year. Methode manufactures electro mechanical devices primarily for automotive application and is beginning to experience accelerating earnings growth from a number of design wins procured in recent years.

The Fund’s Materials & Processing holdings also performed well, advancing 38.4% versus 23.8% for the benchmark peers. Leading this performance was Belden, Inc., which rose 88.6%. Belden manufactures cable and networking products and is benefiting from a number of deals (acquisitions and divestitures) that improved their margins and their ability to position the business in higher growth and profit segments.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Portfolio’s Consumer Discretionary holdings (advancing only 39.6%) had a difficult time keeping pace with the benchmark peers which were up 46.1% for the fiscal year. In fact, the Consumer Discretionary sector was the strongest of the Russell sectors for the year. The bulk of the relative underperformance comes from the Fund’s holdings in the Specialty Retail sub-sector and specifically, companies like clothiers Jos. A Bank and The Children’s Place. In particular, Jos. A Bank had a disappointing last twelve months. Customer response to promotions was disappointing. However, we believe earnings are poised to improve over the next year or two. In addition, with over $11 per share in net cash, we think the company has the opportunity to add value through acquisitions and/or share buybacks.

In the near-term, the most immediate and most obvious risk to the market is the continued drama playing out in Washington D.C. as we will revisit the funding of the government and the raising of the debt ceiling again early next year. Like most, we believe the situation will be resolved, and will use any meaningful decline in the market as a buying opportunity. In fact, given the large advance in the market over the last year, which has far outpaced earnings growth, a mild correction could be a healthy development.

Longer term, while the market is no longer cheap, the fundamental backdrop for equities is still favorable. At 15.9x 2014 earnings estimates, the S&P 500 Index still trades in line with the long term historical average and although the Federal Reserve is likely to reduce its bond purchases, monetary policy is sure to be accommodative for several more quarters. For small cap stocks we are a bit more cautious near term as valuations (19.6x 2014 earnings) have become a bit stretched in comparison to large cap stocks, suggesting a period of large cap out performance is likely.

Respectfully,

William V. Heaphy, CFA	Simeon F. Wooten, III, CFA
Principal	Principal
Investment Counselors of Maryland, LLC	Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2013
	1 Year Return	5 Year Return	10 Year Return	Inception to Date*
ICM Small Company Portfolio	36.32%	16.97%	9.68%	12.97%
Russell 2000 Value Index	32.83%	14.84%	8.78%	10.97%
Russell 2000 Index	36.28%	17.04%	9.03%	9.67%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.6%
	Shares	Value

CONSUMER DISCRETIONARY — 11.5%
ANN INC*	351,600	$12,432,576
Black Diamond*	488,000	7,276,080
Bob Evans Farms	280,900	16,036,581
Children’s Place Retail Stores*	260,200	14,204,318
Crocs*	712,500	8,678,250
Finish Line, Cl A	519,900	13,018,296
Group 1 Automotive	221,100	14,150,400
Hillenbrand	440,400	12,428,088
Insight Enterprises*	481,500	10,145,205
Jos A Bank Clothiers*	162,750	7,808,745
Matthews International, Cl A	274,700	11,152,820
MDC Holdings	304,700	8,894,193
Men’s Wearhouse	373,800	15,811,740
Standard Parking*	480,400	12,716,188

		164,753,480

CONSUMER STAPLES — 0.8%
Snyders-Lance	385,400	11,558,146

ENERGY — 6.0%
Bonanza Creek Energy	320,800	16,213,232
C&J Energy Services*	14,830	341,683
Carrizo Oil & Gas*	310,400	13,607,936
EPL Oil & Gas*	312,879	9,974,582
Key Energy Services*	1,930,000	15,092,600
Natural Gas Services Group*	215,700	6,037,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Oceaneering International	84,900	$7,291,212
SAExploration Holdings*	489,846	3,487,704
Unit*	257,700	13,248,357

		85,294,749

FINANCIAL SERVICES — 21.7%
Ameris Bancorp*	850,128	15,557,342
Bank of Kentucky Financial	104,500	3,010,645
Berkshire Hills Bancorp	310,200	7,869,774
Boston Private Financial Holdings	890,300	10,140,517
Brandywine Realty Trust†	491,130	6,988,780
Bryn Mawr Bank	388,700	10,829,182
Campus Crest Communities†	1,080,756	10,818,367
CubeSmart†	571,600	10,443,132
CVB Financial	669,685	9,737,220
DuPont Fabros Technology†	576,300	14,321,055
Enterprise Financial Services	366,200	6,602,586
Excel Trust†	886,200	10,705,296
Financial Institutions	178,600	4,227,462
First Financial Holdings	82,700	4,956,211
First of Long Island	161,600	6,358,960
Flushing Financial	543,100	10,910,879
FNB	881,100	11,022,561
Fortegra Financial*	417,800	3,079,186
Hancock Holding	272,600	8,935,828
Hanover Insurance Group	140,300	8,213,162
Heritage Financial	473,400	7,635,942
HFF, Cl A	290,018	7,119,942
Jack Henry & Associates	187,800	10,255,758
Kite Realty Group Trust†	1,405,250	8,993,600
Lexington Realty Trust†	662,541	7,751,730
Mack-Cali Realty†	111,000	2,282,160
Navigators Group*	123,200	6,928,768
Park Sterling	346,700	2,257,017
Parkway Properties†	221,100	4,004,121
Pebblebrook Hotel Trust†	463,500	13,997,700
ProAssurance	167,200	7,577,504
Prosperity Bancshares	239,200	14,938,040
Selective Insurance Group	202,500	5,319,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — continued
Susquehanna Bancshares	491,731	$5,795,050
Trico Bancshares	297,100	7,513,659
United Financial Bancorp	628,500	9,854,880
Univest Corp of Pennsylvania	79,815	1,593,906
Waddell & Reed Financial, Cl A	176,700	10,911,225

		309,458,822

HEALTH CARE — 7.0%
Bio-Rad Laboratories, Cl A*	132,400	16,354,048
Charles River Laboratories International*	239,000	11,761,190
CONMED	352,700	12,792,429
Hanger Orthopedic Group*	536,100	19,674,870
Hill-Rom Holdings	302,900	12,506,741
Owens & Minor	144,200	5,395,964
Sirona Dental Systems*	81,200	5,866,700
WellCare Health Plans*	238,400	15,896,512

		100,248,454

INDUSTRIALS — 2.7%
Altra Holdings	610,400	18,537,848
McDermott International*	964,100	6,816,187
MYR Group*	500,000	13,225,000

		38,579,035

INFORMATION TECHNOLOGY — 2.4%
Electro Scientific Industries	1,128,150	13,515,237
NETGEAR*	198,200	5,700,232
WEX*	156,500	14,609,275

		33,824,744

MATERIALS & PROCESSING — 15.3%
ABM Industries	547,100	15,050,721
Aptargroup	255,600	16,399,296
Belden CDT	254,900	17,144,574
Brady, Cl A	357,000	10,420,830
Carpenter Technology	311,600	18,487,228
Consolidated Graphics*	242,700	15,554,643
HB Fuller	372,900	17,850,723
Innophos Holdings	279,200	13,993,504
Koppers Holdings	239,700	10,669,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

MATERIALS & PROCESSING — continued
Kraton Performance Polymers*	508,300	$10,811,541
OM Group*	417,900	14,208,600
Omnova Solutions*	1,478,700	12,864,690
Rogers*	243,000	14,813,280
United Stationers	417,503	18,553,833
US Silica Holdings	319,671	11,130,944

		217,953,454

PRODUCER DURABLES — 16.6%
Actuant, Cl A	441,500	16,582,740
Albany International, Cl A	456,100	16,789,041
Briggs & Stratton	621,300	11,394,642
CBIZ*	1,282,100	10,461,936
Celadon Group	514,700	9,542,538
Compass Diversified Holdings(B)	866,500	16,619,470
ESCO Technologies	510,622	18,423,242
Esterline Technologies*	174,758	14,008,601
Granite Construction	344,800	11,154,280
Heartland Express	429,900	6,173,364
II-VI*	380,000	6,482,800
Kaman	222,300	8,265,114
Littelfuse	164,400	13,978,932
Measurement Specialties*	56,615	3,155,154
Methode Electronics	493,000	12,610,940
Moog, Cl A*	128,500	7,675,305
Orbital Sciences*	810,300	18,693,621
Regal-Beloit	195,100	14,306,683
Triumph Group	203,600	14,587,940
Werner Enterprises	269,400	6,239,304

		237,145,647

TECHNOLOGY — 10.2%
ATMI*	704,300	19,255,562
Coherent	207,600	13,741,044
Emulex*	1,327,800	9,998,334
FormFactor*	952,000	4,969,440
GSI Group*	1,164,400	11,620,712
Harmonic*	1,442,200	10,542,482
Integrated Device Technology*	2,299,500	24,466,680
IXYS	1,164,500	13,543,135

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — continued
Jabil Circuit	349,600	$7,292,656
ON Semiconductor*	1,151,720	8,131,143
Oplink Communications*	496,870	9,067,878
Plantronics	301,500	12,946,410

		145,575,476

UTILITIES — 1.4%
IDACORP	272,100	14,040,360
UNS Energy	136,700	6,763,916

		20,804,276

TOTAL COMMON STOCK (Cost $960,928,509)		1,365,196,283

SHORT-TERM INVESTMENT — 4.2%
Dreyfus Treasury Prime Cash Management, 0.000%(A) (Cost $59,818,953)	59,818,953	59,818,953

TOTAL INVESTMENTS — 99.8% (Cost $1,020,747,462)		$1,425,015,236

Percentages are based on Net Assets of $1,428,198,833.

(A)	The rate shown is the 7-day effective yield as of October 31, 2013.

(B)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2013 was $16,619,470 or 1.2% of Net Assets

*	Non-income producing security.

†	Real Estate Investment Trust

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,020,747,462)	$1,425,015,236
Receivable for Investment Securities Sold	6,630,629
Receivable for Capital Shares Sold	349,674
Dividends and Interest Receivable	226,968
Prepaid Expenses	22,293

Total Assets	1,432,244,800

Liabilities:
Payable for Investment Securities Purchased	2,166,242
Payable due to Investment Advisor	833,541
Payable for Capital Shares Redeemed	530,124
Shareholder Servicing Fees payable	352,710
Payable due to Administrator	75,234
Payable due to Trustees	3,644
Chief Compliance Officer Fees Payable	3,000
Other Accrued Expenses	81,472

Total Liabilities:	4,045,967

Net Assets	$1,428,198,833

Net Assets Consist of:
Paid-in-Capital	$879,460,062
Undistributed Net Investment Income	3,844,852
Accumulated Net Realized Gain on Investments	140,626,145
Net Unrealized Appreciation on Investments	404,267,774

Net Assets	$1,428,198,833

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	39,016,874

Net Asset Value, Offering and Redemption Price Per Share	$36.60

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
YEAR ENDED
OCTOBER 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividends	$20,289,091

Total Income	20,289,091

Expenses
Investment Advisory Fees	9,072,972
Administration Fees	843,309
Trustees’ Fees	15,359
Chief Compliance Officer Fees	8,480
Shareholder Servicing Fees	1,796,547
Transfer Agent Fees	88,615
Printing Fees	48,954
Custodian Fees	48,378
Legal Fees	30,387
Audit Fees	25,309
Registration and Filing Fees	22,303
Other Expenses	29,875

Total Expenses	12,030,488
Less: Fees Paid Indirectly (See Note 4)	(22)

Net Expenses	12,030,466

Net Investment Income	8,258,625

Net Realized Gain on Investments	150,064,334
Net Change in Unrealized Appreciation on Investments	240,917,545

Total Net Realized and Unrealized Gain on Investments	390,981,879

Net Increase in Net Assets Resulting from Operations	$399,240,504

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2013	Year Ended October 31, 2012

Operations:
Net Investment Income	$8,258,625	$3,973,868
Net Realized Gain on Investments	150,064,334	89,766,659
Net Change in Unrealized Appreciation on Investments	240,917,545	33,795,397

Net Increase in Net Assets Resulting from Operations	399,240,504	127,535,924

Dividends and Distributions:
Net Investment Income	(6,217,874)	(2,312,717)
Net Realized Gains	(76,525,556)	(109,233,914)

Total Dividends and Distributions	(82,743,430)	(111,546,631)

Capital Share Transactions:
Issued	169,892,630	135,401,023
In Lieu of Cash Distributions	80,723,153	107,411,393
Redemption In-Kind(1)	—	(71,010,858)
Redeemed	(320,584,515)	(241,917,668)

Net Decrease in Net Assets from Capital Share Transactions	(69,968,732)	(70,116,110)

Total Increase (Decrease) in Net Assets	246,528,342	(54,126,817)
Net Assets:
Beginning of Year	1,181,670,491	1,235,797,308

End of Year	$1,428,198,833	$1,181,670,491

Undistributed Net Investment Income	$3,844,852	$1,669,040

Share Transactions:
Issued	5,339,528	4,787,562
In Lieu of Cash Distributions	2,930,096	4,265,975
Redemption In-Kind(1)	—	(2,672,384)
Redeemed	(10,230,417)	(8,594,005)

Net Decrease in Shares Outstanding from Share Transactions	(1,960,793)	(2,212,852)

(1)	See Note 10 in notes to the financial statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$28.84	$28.61	$27.10	$22.38	$23.24

Income from Operations:
Net Investment Income*	0.20	0.09	0.05	0.07	0.06
Net Realized and Unrealized Gain	9.59	2.81	1.53	4.76	1.93

Total from Operations	9.79	2.90	1.58	4.83	1.99

Dividends and Distributions:
Net Investment Income	(0.15)	(0.05)	(0.07)	(0.11)	(0.10)
Net Realized Gain	(1.88)	(2.62)	—	—	(2.75)

Total Dividends and Distributions	(2.03)	(2.67)	(0.07)	(0.11)	(2.85)

Net Asset Value, End of Year	$36.60	$28.84	$28.61	$27.10	$22.38

Total Return†	36.32%	11.54%	5.83%	21.60%	11.92%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,428,199	$1,181,670	$1,235,797	$1,309,074	$1,200,420
Ratio of Expenses to Average Net Assets(1)	0.93%	0.92%	0.92%	0.92%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.33%	0.18%	0.27%	0.31%
Portfolio Turnover Rate	21%	19%	30%	24%	33%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the year ended October 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2013, there were no Level 3 securities.

For the year ended October 31, 2013, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2013, the Portfolio earned credits of $22 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.	Investment Transactions:

For the year ended October 31, 2013, the Portfolio made purchases of $261,930,102 and had sales of $442,148,915 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from partnerships resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise. Accordingly, the following permanent differences, primarily attributable to REIT adjustments, investments in partnerships, utilization of earnings and profits on shareholder redemptions and distribution reclassifications, have been reclassified to/from the following accounts as of October 31, 2013.

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$135,061	$(11,586,187)	$11,451,126

These reclassifications had no effect on the net assets or net asset value of the Portfolio.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2013	$10,861,090	$71,882,340	$82,743,430
2012	2,312,717	109,233,914	111,546,631

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$13,519,089
Undistributed Long-Term Capital Gains	129,454,111
Net Unrealized Appreciation	405,765,561
Other Temporary Differences	10

Total Distributable Earnings	$548,738,771

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,019,249,675	$439,874,144	$(34,108,583)	$405,765,561

8.	Other:

At October 31, 2013, 49% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2013, there were no securities on loan to brokers. For the year ended October 31, 2013, the Portfolio had no securities lending transactions.

10.	In-Kind Transfer of Securities:

During the year ended October 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities.

As a result of this redemption, the following shares were redeemed for assets valued at the following:

Date of Transfer	Shares Redeemed	Value of Investment Securities (000)	Realized Gain (000)
1/6/2012	2,672,384	$71,011	$7,628

11.	Change of Independent Registered Public Accounting Firm

The Portfolio has selected Deloitte & Touche LLP (“Deloitte”) to serve as the Portfolios’ independent registered public accounting firm for the Portfolios’ fiscal year ended October 31, 2013. The decision to select Deloitte was recommended by the Portfolios’ Audit Committee on November 13, 2012 and was approved by the Portfolios’ Board of Trustees on November 13-14, 2012. During the Portfolio’s fiscal years ended October 31, 2011 and October 31, 2012, neither the Portfolio, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Deloitte does

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

not reflect any disagreements with or dissatisfaction by the Portfolio or the Portfolios’ Board of Trustees with the performance of the Portfolios’ prior independent registered public accounting firm, Pricewaterhouse Coopers LLP (“PwC”). The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2012, and to select Deloitte was recommended by the Portfolios’ Audit Committee and approved by the Portfolios’ Board of Trustees. PwC’s report on the Portfolios’ financial statements for the fiscal years ended October 31, 2011 and October 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years ended October 31, 2011 and October 31, 2012 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolios’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

12.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

ICM Small Company Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ICM Small Company Portfolio (the “Portfolio”), one of the forty-five portfolios constituting The Advisors’ Inner Circle Fund as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Portfolio for the year ended October 31, 2012 were audited by other auditors whose report, dated December 21, 2012, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ICM Small Company Portfolio as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 24, 2013

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,180.20	0.94%	$5.17
Hypothetical 5% Return	1,000.00	1,020.47	0.94%	4.79

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE,JR. 61 yrs. old	Trustee (Since 2011)

Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of October 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships Held by Officer

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
87.32%	12.68%	100.00%	95.69%	95.47%	0.00%	3.11%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

803 Cathedral Street

Baltimore, MD 21201

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.